UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 9, 2007
                                                 -------------------------------

                                 GAMESTOP CORP.
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             (Exact name of registrant as specified in its charter)

       Delaware                         1-32637                  20-2733559
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)

                    625 Westport Parkway, Grapevine, TX           76051
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               (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (817) 424-2000
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On February 9, 2007, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of GameStop Corp. (the "Company") determined that the Company had attained the threshold performance goals with respect to operating earnings (the "Operating Earnings Target") for the fiscal year ended February 3, 2007 ("fiscal 2006") under the Company's Supplemental Compensation Plan (the "Compensation Plan"). As a result of the Company achieving the Operating Earnings Target, the Board approved the payment of cash bonuses to the named executive officers set forth below:

Name and Position                                                       Fiscal 2006 Bonus
-----------------                                                       -----------------
R. Richard Fontaine, Chairman & Chief Executive Officer                     $2,000,000
Daniel A. DeMatteo, Vice Chairman & Chief Operating Officer                 $1,600,000
Steven R. Morgan, President                                                 $  225,000
David W. Carlson, Executive Vice President & Chief Financial Officer        $  245,000

Fiscal 2007 Salaries

        On February 9, 2007, the Committee set the annual base compensation for the fiscal year ending February 2, 2008 ("fiscal 2007") of R. Richard Fontaine, Chairman & Chief Executive Officer, at $1,000,000, Daniel A. DeMatteo, Vice Chairman & Chief Operating Officer, at $800,000, Steven R. Morgan, President, at $500,000 and David W. Carlson, Executive Vice President & Chief Financial Officer, at $400,000.

Fiscal 2007 Performance Bonus Criteria

        On February 9, 2007, the Committee set the performance criteria under the Compensation Plan for purposes of determining bonuses for fiscal 2007 to be paid to R. Richard Fontaine, Chairman & Chief Executive Officer, Daniel A. DeMatteo, Vice Chairman & Chief Operating Officer, Steven R. Morgan, President, and David W. Carlson, Executive Vice President & Chief Financial Officer.

        The performance criteria are based on operating earnings with bonus payouts based on a percentage of annual salary as set forth below. Bonuses may also be earned in lesser percentages if targets are not achieved by specified amounts.

                                                                                Maximum Annual
                                                                                Bonus Payable
                                                        Annual Bonus            as Percentage of
                                                        as Percentage           Annual Salary if
                                                        of Annual Salary        Target Exceeded
Name and Position                                       if Target Achieved      by Specified Amount
-----------------                                       ------------------      -------------------

R. Richard Fontaine
Chairman & Chief Executive Officer                              200%                     250%

Daniel A. DeMatteo
Vice Chairman & Chief Operating Officer                         200%                     250%

Steven R. Morgan, President                                      75%                      94%

David W. Carlson
Executive Vice President & Chief Financial Officer               75%                      94%

Grants Under the Company's Incentive Plan

        On February 9, 2007, the Committee approved the following grants of options or restricted shares under the Company's Incentive Plan to the Company's executive officers and directors:

Name and Position                                       Grant
-----------------                                       -----
R. Richard Fontaine
Chairman & Chief Executive Officer                   60,000 Restricted Shares(1)

Daniel A. DeMatteo
Vice Chairman & Chief Operating Officer              60,000 Restricted Shares(1)

Steven R. Morgan, President                          30,000 Restricted Shares(1)

David W. Carlson
Executive Vice President & Chief Financial Officer   30,000 Restricted Shares(1)

Ronald Freeman
Executive Vice President, Distribution               12,000 Restricted Shares(1)

Robert A. Lloyd
Senior Vice President & Chief Accounting Officer      7,200 Restricted Shares(1)

Each Non-Employee Member of the Board of Directors
(nine individuals)                                    9,600 Restricted Shares(1)


     (1) Class A Common Stock, vesting in equal annual installments on February 9 of each of the years 2008 through 2010.

Fiscal 2007 Board Fees

        On February 9, 2007, the Board, upon the recommendation of the Committee, approved the Board fees for fiscal 2007. The annual retainer to be received by each non-employee member of the Board for fiscal 2007 was set at $50,000.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GAMESTOP CORP.
                                        --------------
                                        (Registrant)


Date: February 9, 2007
                                        /s/ David W. Carlson
                                        --------------------
                                        Name:  David W. Carlson
                                        Title: Executive Vice President and
                                               Chief Financial Officer